POWER OF ATTORNEY
For Executing Forms 3, 4 and 5


	The undersigned hereby constitutes and appoints each of John
J. Leahy, Mary T. Converse, Kelli J. Murphy and Paul Jalbert, signing singly, her true and lawful attorney-in-fact to:

1.	execute for and on behalf of the undersigned Forms 3, 4 and
5 relating to changes in the undersigned's beneficial ownership of equity securities of Keane, Inc., and any necessary amendments to such Forms, in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; and

2.	do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform every act necessary and proper in the exercise of any of the rights and powers herein granted, as fully as such attorney-in-fact could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledged that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's liabilities under Section 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19 day of January, 2007.


						Signature



						/s/ Kirk Arnold
						    Kirk Arnold
Commonwealth of Massachusetts	)
	                        ) ss.
County of Suffolk	            )

	On this 19th day of January 2007, before me, the undersigned notary public, personally appeared Kirk Arnold, personally known to me to be the person whose name is signed above, and acknowledged to me that she signed it voluntarily for its stated purpose.

						/s/ C. Whitney Pedersen

My Commission Expires:  September 20, 2007